united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23419

Leader Funds Trust

(Exact name of registrant as specified in charter)

315 W.Mill Plain Blvd., Suite 204, Vancouver, WA 98660

(Address of principal executive offices) (Zip code)

John Lekas, Leader Capital Corp.

315 W.Mill Plain Blvd., Suite 204, Vancouver, WA 98660

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 5/31

Date of reporting period: 5/31/21

Item 1. Reports to Stockholders.

Leader Short Term High Yield Bond Fund

Investor Class – LCCMX
Institutional Class – LCCIX
Class A – LCAMX
Class C – LCMCX

Leader Total Return Fund

Investor Class – LCTRX
Institutional Class – LCTIX

Annual Report
May 31, 2021

1-800-711-9164
www.leadercapital.com

Leader Short Term High Yield Bond Fund and Leader Total Return Fund.

Management’s Discussion & Analysis1 (unaudited)

Dear Fellow Shareholders:

We are pleased to present the annual report for the Leader Short Term High Yield Bond Fund and the Leader Total Return Fund. This report covers the financial results and investment activity for the Leader Funds for the fiscal year ended May 31, 2021.

Performance Review

We had exceptional performance due to the dislocation that came from Covid-19. In addition, our exposure to oil and gas performed well due to shrinking supply in both oil and gas markets, which moved prices higher. For the fiscal year, the Leader Short Term High Yield Bond Fund returned +21.27% (LCCIX), +20.62% (LCCMX), +20.52% (LCAMX) and +19.94% (LCMCX) compared to 0.90% for the BofA Merrill Lynch 1-3 Year Corporate/Government Index. For the same period, the Leader Total Return Fund returned +16.11% (LCTIX), +15.53% (LCTRX), compared to +0.42% for the Bloomberg Barclays US Intermediate Aggregate Index.

The sell off in technology also helped as convertibles “broke,” meaning they began to generate positive yield-to-maturity with the convertible option still intact. Some names (equities) were off as much as 40 – 50%. We see this theme working for the remainder of 2021.

Market Outlook

We believe the Fed will continue to keep rates low thru the 2022 election as the Fed and the U.S. Treasury continue to be less independent and more political. The 30-year Treasury Bond’s yield could easily to drop to 1.5% by the first quarter of 2022 as interest rates go towards “0” in a global arbitrage in interest rates for developed countries.

We think the inflation trade is short lived and commodities will recede, in particular lumber and building supplies causing another “2008” housing decline. In addition, the heavy buying of single-family homes by institutions and individual investor will exacerbate the decline. Replacement costs are primary drivers of home prices not mortgage rates. Unemployment (U-6) will remain high as employers have learned to get by with fewer workers. When the Covid benefits disappear, there will be a hangover.

In summary, we expect to continue to outperform our benchmark and peer groups as we move forward.

In the following pages you will find detailed discussions about the Leader Short Term High Yield Bond Fund and the Leader Total Return Fund and its performance since inception of the fund. We hope you will take a moment to read this information and let us know if you have any questions about your investment. You can send us an email at info@leadercapital.com or call us at 1-800-269-8810.

As always, we appreciate your investment in the Leader Funds, and we look forward to serving your investment needs in the years to come.

Sincerely,

John E. Lekas

Portfolio Manager

1	The general market views expressed in this report represent the opinions of Leader Capital Corp. Management comments are not intended to predict or forecast the performance of any of the securities markets or indexes. Past performance is no guarantee of future results.

An investor should consider the investment objectives, risks, charges, and expenses of a Fund carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy of the Funds’ prospectus please call 1-800-711-9164 and a copy will be sent to you free of charge or visit the Fund’s website at www.leadercapital.com. Please read the prospectus carefully before you invest. The Funds are distributed by Ceros Financial Services, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Funds, may be sold at any time, and may no longer be held by the Funds. For a complete list of securities held by the Funds as of May 31, 2021, please see the Schedule of Investments section of the annual report. The opinions of the Funds’ adviser with respect to those securities may change at any time.

Leader Short Term High Yield Bond Fund
Investment Highlights (Unaudited)
May 31, 2021

The Fund’s performance figures* for each of the periods ending May 31, 2021, compared to its benchmark:

	Returns greater than 1 year are annualized (a)
				Date of Inception
	1 Year	5 Year	10 Year	March 21, 2012	August 8, 2012
Leader Short Term High Yield Bond Fund - Investor Class	20.62%	2.48%	1.74%	N/A	N/A
Leader Short Term High Yield Bond Fund - Institutional Class	21.27%	3.00%	2.32%	N/A	N/A
Leader Short Term High Yield Bond Fund - Class A	20.52%	2.46%	N/A	1.91%	N/A
Leader Short Term High Yield Bond Fund - Class A with Load **	18.66%	2.14%	N/A	1.74%	N/A
Leader Short Term High Yield Bond Fund - Class C	19.94%	1.96%	N/A	N/A	1.44%
BofA Merrill Lynch 1-3 Year U.S. Corporate /Government Bond Index ***	0.90%	2.05%	1.54%	1.59%	1.58%

Comparison of the Change in Value of a $100,000 Investment | May 31, 2011 – May 31, 2021

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund’s total annual operating expense ratios, excluding any fee waivers or expense reimbursements, are 2.10%, 1.60%, 2.10% and 2.60% for Investor Class, Institutional Class, Class A and Class C shares, respectively, per the Fund’s prospectus dated October 1, 2020. Class C shares are subject to a maximum deferred sales charge of 1.00% on shares redeemed within 12 months of purchase. For performance information current to the most recent month-end, please call 1-800-711-9164.

**	Class A with load total return is calculated using the maximum sales charge 1.50%. Prior to May 21, 2015, the maximum sales charge was 3.50%.

***	B of A Merrill Lynch 1-3 Year U.S. Corporate /Government Bond Index tracks the performance of U.S. dollar denominated investment grade U.S. Government and corporate bond debt issued in the U.S. domestic bond market with maturities ranging between 1 and 3 years. One cannot invest directly in an index. Sector allocations are subject to change. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

(a)	Returns are based on traded NAVs.

Top Ten Holdings
Oil & Gas Producers	23.0%
Entertainment Content	7.5%
Specialty Finance	5.8%
Banking	5.2%
Automotive	5.1%
Tobacco & Cannabis	5.0%
Steel	4.9%
Asset Management	4.9%
Sovereign	4.6%
Software	4.2%
Technology Hardware	3.9%
Other Assets less Liabilities	25.9%
100.0%

LEADER SHORT TERM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
May 31, 2021

Shares		Fair Value
	COMMON STOCK — 2.0%
	ENTERTAINMENT CONTENT - 2.0%
20,000	ViacomCBS, Inc., Class B (Cost $905,685)	$848,400

		Coupon Rate
Shares		(%)	Maturity
	PREFERRED STOCKS — 13.9%
	ASSET MANAGEMENT - 2.5%
27	Eaton Vance Senior Floating-Rate Trust(f),(g),(h)	0.0750	Perpetual	621,000
18	Eaton Vance Senior Floating-Rate Trust(f),(g),(h)	0.0900	Perpetual	414,000
				1,035,000
	ELECTRICAL EQUIPMENT - 0.6%
250	Fortive Corporation - Series A	5.0000	Perpetual	250,656

	ENTERTAINMENT CONTENT - 5.5%
31,607	ViacomCBS, Inc.(a)	5.7500	Perpetual	2,300,674

	OIL & GAS PRODUCERS - 4.4%
76,400	DCP Midstream, L.P.(a)	7.0875	Perpetual	1,847,352

	SPECIALTY FINANCE - 0.9%
15,697	AGNC Investment Corporation	6.1250	Perpetual	394,623

	TOTAL PREFERRED STOCKS (Cost $5,556,138)			5,828,305

	PRIVATE INVESTMENT FUND - 2.9%
1,000,000	MYDA SPAC Select LP (a), (f), (g) (Cost $1,000,000)			1,207,835

Principal Amount		Coupon Rate
($)		(%)	Maturity
	CONVERTIBLE BONDS — 27.7%
	AUTOMOTIVE — 5.1%
2,500,000	NIO, Inc.(b)	0.5000	02/01/27	2,116,250

	INTERNET MEDIA & SERVICES — 3.4%
1,500,000	Airbnb, Inc.(b),(c)	0.0000	03/15/26	1,401,750

	LEISURE PRODUCTS — 3.4%
1,500,000	Peloton Interactive, Inc.(b),(c)	0.0000	02/15/26	1,440,000

See accompanying notes to financial statements.

LEADER SHORT TERM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2021

			Coupon Rate
Principal Amount ($)		Spread	(%)	Maturity	Fair Value
	CONVERTIBLE BONDS — 27.7% (Continued)
	METALS & MINING — 2.9%
1,000,000	Ivanhoe Mines Ltd.(b)		2.5000	04/15/26	$1,225,000

	REAL ESTATE INVESTMENT TRUSTS — 3.7%
1,800,000	GEO Corrections Holdings, Inc.(b)		6.5000	02/23/26	1,559,250

	SOFTWARE — 4.2%
1,500,000	Fastly, Inc.(b),(c)		0.0000	03/15/26	1,305,750
500,000	Splunk, Inc.(b)		1.1250	06/15/27	461,250
					1,767,000
	TOBACCO & CANNABIS — 5.0%
2,400,000	Aurora Cannabis, Inc.		5.5000	02/28/24	2,112,000

	TOTAL CONVERTIBLE BONDS (Cost $11,618,145)				11,621,250

	CORPORATE BONDS — 40.4%
	BANKING — 5.2%
2,000,000	VTB Bank PJSC Via VTB Eurasia DAC (d)	H15T10Y + 8.067%	9.5000	12/29/49	2,172,110

	DIVERSIFIED INDUSTRIALS — 0.5%
200,000	General Electric Company Series D (d)	US0003M + 3.330%	3.5140	06/15/69	192,610

	LEISURE FACILITIES & SERVICES — 2.4%
1,000,000	Marriott Ownership Resorts, Inc.		4.7500	01/15/28	1,016,800

	OIL & GAS PRODUCERS — 18.6%
800,000	Antero Resources Corporation(b)		7.6250	02/01/29	881,152
2,000,000	DCP Midstream, L.P. Series A (d)	US0003M + 5.148%	7.3750	06/15/66	1,920,000
1,700,000	Petroleos Mexicanos		6.5000	03/13/27	1,817,232
500,000	Range Resources Corporation		4.8750	05/15/25	509,375
500,000	Range Resources Corporation(b)		8.2500	01/15/29	558,208
2,000,000	Southwestern Energy Company		7.5000	04/01/26	2,118,029
					7,803,996

See accompanying notes to financial statements.

LEADER SHORT TERM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2021

			Coupon Rate
Principal Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 40.4% (Continued)
	SPECIALTY FINANCE — 4.9%
1,000,000	Enova International, Inc.(b)		8.5000	09/15/25	$1,040,770
1,000,000	New Residential Investment Corporation(b)		6.2500	10/15/25	1,001,280
					2,042,050
	STEEL — 4.9%
2,000,000	United States Steel Corporation		6.8750	08/15/25	2,050,000

	TECHNOLOGY HARDWARE — 3.9%
1,600,000	NCR Corporation(b)		5.1250	04/15/29	1,643,920

	TOTAL CORPORATE BONDS (Cost $16,400,299)				16,921,486

	NON U.S. GOVERNMENT & AGENCIES — 4.6%
	SOVEREIGN — 4.6%
2,000,000	Turkey Government International Bond (Cost $1,897,905)		5.8750	06/26/31	1,913,730

	TERM LOANS — 3.8%
	ASSET MANAGEMENT — 2.4%
1,000,000	Edelman Financial Engines Center, LLC (The)(d)	US0001M + 3.750%	6.8970	04/07/28	1,002,710

	RETAIL - DISCRETIONARY — 1.4%
601,515	Hertz Corporation (The)(d)	US0001M + 7.250%	8.2500	12/31/21	605,275

	TOTAL TERM LOANS (Cost $1,626,588)				1,607,985

Shares
	SHORT-TERM INVESTMENTS — 0.4%
	MONEY MARKET FUNDS - 0.4%
147,442	Federated Hermes Treasury Obligations Fund, Institutional Class, 0.01% (Cost $147,442)(e)				147,442

	TOTAL INVESTMENTS - 95.7% (Cost $39,152,202)				$40,096,433
	OTHER ASSETS IN EXCESS OF LIABILITIES- 4.3%				1,802,395
	NET ASSETS - 100.0%				$41,898,828

See accompanying notes to financial statements.

LEADER SHORT TERM HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2021

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

PJSC	- Public Joint-Stock Company

H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year

US0001M	ICE LIBOR USD 1 Month

US0003M	ICE LIBOR USD 3 Month

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2021, the total market value of 144A securities is 14,634,580 or 34.9% of net assets.

(c)	Zero coupon bond.

(d)	Variable rate security; the rate shown represents the rate on May 31, 2021.

(e)	Rate disclosed is the seven day effective yield as of May 31, 2021.

(f)	The Advisor or Trustees have determined these securities to be Illiquid. On May 31, 2021, these securities amounted to $2,242,835 or 5.4% of net assets.

(g)	The value of the security has been determined in good faith under the policies approved by the Board of Trustees.

(h)	Rate shown represents the dividend rate as of May 31, 2021.

See accompanying notes to financial statements.

Leader Total Return Fund
Investment Highlights (Unaudited)
May 31, 2021

The Fund’s performance figures* for each the periods ending May 31, 2021, compared to its benchmark:

	Returns greater than 1 year are annualized (a)
	1 Year	5 Year	10 Year
Leader Total Return Fund - Investor Class	15.53%	4.90%	3.54%
Leader Total Return Fund - Institutional Class	16.11%	5.41%	4.21%
Bloomberg Barclays US Intermediate Aggregate Index ***	0.42%	2.77%	2.73%

Comparison of the Change in Value of a $100,000 Investment | May 31, 2011 – May 31, 2021

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than one year are annualized. The Fund’s total annual operating expense ratios, excluding any fee waivers or expense reimbursements, are 2.85% and 2.35% for Investor Class and Institutional Class shares, respectively, per the Fund’s prospectus dated October 1, 2020. For performance information current to the most recent month-end, please call 1-800-711-9164.

**	Class A with load total return is calculated using the maximum sales charge 1.50%. Prior to May 21, 2015, the maximum sales charge was 3.50%.

***	Bloomberg Barclays US Intermediate Aggregate Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States - including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. Investors may not invest directly in an index. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

(a)	Returns are based on traded NAVs.

Top Ten Holdings
Oil & Gas Producers	26.0%
Tobacco & Cannabis	8.8%
Automotive	6.0%
Technology Hardware	5.5%
Real Estate Investment Trust	5.3%
Software	4.9%
Diversified Financials	4.8%
Healthcare Facilities & Services	4.4%
Entertainment Content	4.3%
Leisure Products	4.0%
Other Assets less Liabilities	26.0%
100.0%

LEADER TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
May 31, 2021

		Coupon Rate
Shares		(%)	Maturity	Fair Value
	PREFERRED STOCKS — 4.3%
	ENTERTAINMENT CONTENT - 4.3%
21,000	ViacomCBS, Inc.(a) (Cost $1,437,355)	5.7500	Perpetual	$1,528,590

Principal
Amount ($)
	CONVERTIBLE BONDS — 40.1%
	AUTOMOTIVE — 6.0%
2,500,000	NIO, Inc.(b)	0.5000	02/01/27	2,116,250

	FOOD — 2.8%
1,000,000	Beyond Meat, Inc.(b),(c)	0.0000	03/15/27	1,003,125

	HEALTH CARE FACILITIES & SERVICES — 4.4%
1,500,000	Teladoc Health, Inc.(b)	1.2500	06/01/27	1,588,125

	INTERNET MEDIA & SERVICES — 3.9%
1,500,000	Airbnb, Inc.(b),(c)	0.0000	03/15/26	1,401,750

	LEISURE PRODUCTS — 4.0%
1,500,000	Peloton Interactive, Inc.(b),(c)	0.0000	02/15/26	1,440,000

	REAL ESTATE INVESTMENT TRUSTS — 5.3%
2,200,000	GEO Corrections Holdings, Inc.(b)	6.5000	02/23/26	1,905,750

	SOFTWARE — 4.9%
1,500,000	Fastly, Inc.(b),(c)	0.0000	03/15/26	1,305,750
500,000	Splunk, Inc.(b)	1.1250	06/15/27	461,250
				1,767,000
	TOBACCO & CANNABIS — 8.8%
3,600,000	Aurora Cannabis, Inc.	5.5000	02/28/24	3,168,000

	TOTAL CONVERTIBLE BONDS (Cost $14,325,699)			14,390,000

See accompanying notes to financial statements.

LEADER TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 41.9%
	DIVERSIFIED INDUSTRIALS — 4.8%
1,800,000	General Electric Company Series D (e)	US0003M + 3.330%	3.5140	06/15/69	$1,733,490

	LEISURE FACILITIES & SERVICES — 2.8%
1,000,000	Marriott Ownership Resorts, Inc.		4.7500	01/15/28	1,016,800

	OIL & GAS PRODUCERS — 26.0%
1,000,000	Antero Resources Corporation(b)		8.3750	07/15/26	1,128,320
200,000	Antero Resources Corporation(b)		7.6250	02/01/29	220,288
2,000,000	DCP Midstream, L.P. Series A (e)	US0003M + 5.148%	7.3750	06/15/66	1,920,000
1,800,000	Petroleos Mexicanos		6.5000	03/13/27	1,924,128
1,900,000	Range Resources Corporation(b)		8.2500	01/15/29	2,121,188
1,900,000	Southwestern Energy Company		7.5000	04/01/26	2,012,128
					9,326,052
	SPECIALTY FINANCE — 2.8%
1,000,000	New Residential Investment Corporation(b)		6.2500	10/15/25	1,001,280

	TECHNOLOGY HARDWARE — 5.5%
1,900,000	NCR Corporation(b)		5.1250	04/15/29	1,952,155

	TOTAL CORPORATE BONDS (Cost $14,918,079)				15,029,777

	NON U.S. GOVERNMENT & AGENCIES — 4.0%
	SOVEREIGN — 4.0%
1,500,000	Turkey Government International Bond (Cost $1,423,429)		5.8750	06/26/31	1,435,298

See accompanying notes to financial statements.

LEADER TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2021

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 5.0%
	MONEY MARKET FUNDS – 5.0%
1,768,765	Federated Hermes Treasury Obligations Fund, Institutional Class, 0.01% (Cost $1,768,765)(d)	$1,768,765

	TOTAL INVESTMENTS - 95.3% (Cost $33,873,327)	$34,152,430
	OTHER ASSETS IN EXCESS OF LIABILITIES- 4.7%	1,699,714
	NET ASSETS - 100.0%	$35,852,144

LP	- Limited Partnership

US0003M	ICE LIBOR USD 3 Month

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2021, the total market value of 144A securities is 17,645,231 or 49.2% of net assets.

(c)	Zero coupon bond.

(d)	Rate disclosed is the seven-day effective yield as of May 31, 2021.

(e)	Variable rate security; the rate shown represents the rate on May 31, 2021.

See accompanying notes to financial statements.

Leader Funds
STATEMENTS OF ASSETS AND LIABILITIES
May 31, 2021

	Leader Short Term High	Leader Total Return
	Yield Bond Fund	Fund
ASSETS
Investments at cost:	$39,152,202	$33,873,327
Investments at value:	40,096,433	34,152,430
Receivable for securities sold	1,451,250	1,451,250
Dividends and interest receivable	504,781	402,734
Prepaid expenses and other assets	51,395	42,003
TOTAL ASSETS	42,103,859	36,048,417

LIABILITIES
Payable for Fund shares redeemed	4,000	98,664
Payable to related parties	27,793	25,473
Investment advisory fees payable	26,369	24,283
Distribution (12b-1) fees payable	21,431	4,893
Accrued expenses and other liabilities	125,438	42,960
TOTAL LIABILITIES	205,031	196,273
NET ASSETS	$41,898,828	$35,852,144

Net Assets Consist Of:
Paid in capital	$123,070,927	$86,262,224
Accumulated loss	(81,172,099)	(50,410,080)
NET ASSETS	$41,898,828	$35,852,144

Net Asset Value Per Share:
Investor Class Shares:
Net Assets	$21,615,861	$15,068,165
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	2,376,474	1,425,672
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.10	$10.57
Institutional Class Shares:
Net Assets	$12,980,481	$20,783,979
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,412,430	1,969,044
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.19	$10.56
Class A Shares:
Net Assets	$6,073,819	N/A
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	669,423	N/A
Net asset value (Net Assets ÷ Shares Outstanding), and redemption price per share	$9.07	N/A
Offering price per share (net asset value plus maximum sales charge of 1.50%)	$9.21	N/A
Class C Shares:
Net Assets	$1,228,667	N/A
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	135,403	N/A
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (1)	$9.07	N/A

(1)	Class C shares are subject to a 1.00% CDSC on shares redeemed within the first 12 months of purchase.

See accompanying notes to financial statements.

Leader Funds
STATEMENTS OF OPERATIONS
For the Year Ended May 31, 2021

	Leader Short Term High
	Yield Bond Fund	Leader Total Return Fund
INVESTMENT INCOME
Interest	$1,738,224	$548,935
Dividends	260,641	76,144
TOTAL INVESTMENT INCOME:	1,998,865	625,079

EXPENSES
Investment advisory fees	339,192	103,974
Distribution (12b-1) fees:
Investor Class	116,999	22,972
Class A	29,354	1,653
Class C	18,228	1,938
Professional fees	150,405	54,020
Registration fees	78,224	63,854
Transfer agent fees	69,189	47,959
Administrative services fees	56,704	28,177
Trustees’ fees and expenses	42,433	23,371
Third party administrative servicing fees	39,817	16,624
Accounting services fees	27,297	24,752
Chief compliance officer fees	26,576	14,255
Insurance expense	22,131	10,150
Printing expenses	21,867	10,038
Custody	3,479	2,961
Other expenses	3,940	2,943
TOTAL EXPENSES	1,045,835	429,641

NET INVESTMENT INCOME	953,030	195,438

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	566,003	(907,086)
Net realized gain(loss)	566,003	(907,086)

Net change in unrealized appreciation on:
Investments	7,177,326	2,093,424
Net change in unrealized appreciation	7,177,326	2,093,424

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	7,743,329	1,186,338

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,696,359	$1,381,776

See accompanying notes to financial statements.

Leader Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Leader Short		Leader
	Term High Yield Bond Fund		Total Return Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2021	May 31, 2020	May 31, 2021	May 31, 2020
FROM OPERATIONS
Net Investment income	$953,030	$2,917,794	$195,438	$950,938
Net realized gain(loss) from investments	566,003	(7,265,977)	(907,086)	(777,026)
Net change in unrealized appreciation (depreciation) on investments	7,177,326	(3,951,417)	2,093,424	(2,075,323)
Net increase (decrease) in net assets resulting from operations	8,696,359	(8,299,600)	1,381,776	(1,901,411)

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital:
Investor Class	—	—	—	(23,599)
Institutional Class	—	—	—	(35,233)
Class A	—	—	—	(5,182)
Class C	—	—	—	(1,907)
Total Distributions Paid From Earnings:
Investor Class	(412,870)	(1,131,970)	(26,137)	(236,405)
Institutional Class	(305,320)	(1,203,577)	(56,361)	(445,515)
Class A	(101,472)	(200,616)	(3,799)	(209,146)
Class C	(29,367)	(74,928)	(1,842)	(14,630)
Net decrease in net assets from distributions to shareholders	(849,029)	(2,611,091)	(88,139)	(971,617)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Investor Class	707,098	1,319,978	387,103	2,358,376
Institutional Class	1,494,479	2,972,003	2,689,423	5,603,436
Class A	28,232	268,535	—	735,663
Class C	35,500	67,457	—	—
Paid in capital from merger (see note 1):
Investor Class	—	—	13,280,244	—
Institutional Class	—	—	20,350,123	—
Net asset value of shares issued in reinvestment of distributions to shareholders:
Investor Class	355,031	939,512	20,785	205,862
Institutional Class	279,014	1,072,307	44,265	418,038
Class A	76,096	149,390	3,026	206,812
Class C	23,174	53,376	1,648	15,405
Transfer of net assets:
From Class A to Investor Class	—	—	(542,233)	—
From Class C to Investor Class	—	—	(290,376)	—
To Investor Class from Class A	—	—	542,233	—
To Investor Class From Class C	—	—	290,376	—
Payments for shares redeemed:
Investor Class	(7,503,228)	(16,531,415)	(4,395,877)	(7,975,295)
Institutional Class	(6,432,202)	(30,552,195)	(10,204,060)	(11,689,369)
Class A	(499,075)	(807,769)	(167,315)	(11,389,344)
Class C	(1,346,865)	(894,589)	(232,746)	(351,500)
Net increase(decrease) in net assets from shares of beneficial interest	(12,782,746)	(41,943,410)	21,776,619	(21,861,916)

TOTAL INCREASE(DECREASE) IN NET ASSETS	(4,935,416)	(52,854,101)	23,070,256	(24,734,944)
NET ASSETS
Beginning of Year	46,834,244	99,688,345	12,781,888	37,516,832
End of Year	$41,898,828	$46,834,244	$35,852,144	$12,781,888

See accompanying notes to financial statements.

Leader Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Leader Short		Leader
	Term High Yield Bond Fund		Total Return Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2021	May 31, 2020	May 31, 2021	May 31, 2020
SHARE ACTIVITY
Investor Class:
Shares Sold	79,757	150,438	36,318	238,324
Shares received from merger (see note 1)	—	—	1,251,849	—
Shares transferred in from Class A	—	—	50,182
Shares transferred in from Class C	—	—	26,873
Shares Reinvested	44,732	108,592	2,220	21,081
Shares Redeemed	(877,235)	(1,993,792)	(433,606)	(855,157)
Net increase (decrease) in shares of beneficial interest outstanding	(752,746)	(1,734,762)	933,836	(595,752)

Institutional Class:
Shares Sold	174,468	343,666	256,247	564,774
Shares received from merger (see note 1)	—	—	1,921,890	—
Shares Reinvested	34,663	122,511	4,713	42,947
Shares Redeemed	(757,483)	(3,604,716)	(995,373)	(1,236,567)
Net increase (decrease) in shares of beneficial interest outstanding	(548,352)	(3,138,539)	1,187,477	(628,846)

Class A :
Shares Sold	3,326	30,202	—	74,029
Shares transferred to Investor Class	—	—	(50,267)
Shares Reinvested	9,058	17,354	324	20,963
Shares Redeemed	(58,607)	(98,914)	(16,705)	(1,176,812)
Net decrease in shares of beneficial interest outstanding	(46,223)	(51,358)	(66,648)	(1,081,820)

Class C :
Shares Sold	3,889	8,058	—	—
Shares transferred to Investor Class	—	—	(26,790)
Shares Reinvested	2,950	6,163	176	1,567
Shares Redeemed	(153,071)	(108,890)	(24,460)	(36,583)
Net decrease in shares of beneficial interest outstanding	(146,232)	(94,669)	(51,074)	(35,016)

See accompanying notes to financial statements.

Leader Short Term High Yield Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Investor Class
	Year Ended May 31,
	2021		2020	2019		2018		2017
Net asset value, beginning of year	$7.67		$8.94	$8.91		$8.98		$9.05

From investment operations:
Net investment income (1)	0.17		0.31	0.22		0.24	(9)	0.20
Net realized and unrealized gain (loss) on investments	1.40		(1.32)	0.01	(8)	(0.06	) (9)	(0.08)
Total from investment operations	1.57		(1.01)	0.23		0.18		0.12

Paid-in-capital from redemption fees	—		—	0.00	(7)	—		—

Less distributions from:
Net investment income	(0.14)		(0.26)	(0.20)		(0.25)		(0.17)
Return of capital	—		—	—		—		(0.02)
Total distributions	(0.14)		(0.26)	(0.20)		(0.25)		(0.19)

Net asset value, end of year	$9.10		$7.67	$8.94		$8.91		$8.98

Total return (2)	20.62	% (6)	(11.59)%	2.58	% (6)	1.99	% (6)	1.34	% (3)

Net assets, end of year (000s)	$21,616		$24,014	$43,489		$54,874		$89,743

Ratio of gross expenses to average net assets including dividend and interest expense, excluding waiver (4)	2.45%		2.06%	1.81%		1.65%		1.54%
Ratio of net expenses to average net assets including dividend and interest expense (4)	2.45%		2.06%	1.79%		1.62%		1.54%
Ratio of net expenses to average net assets excluding dividends and interest expense (4)	2.45%		2.06%	1.66%		1.54%		1.48%
Ratio of net investment income to average net assets (4,5)	1.96%		3.65%	2.48%		2.68	% (9)	2.16%
Portfolio Turnover Rate	1030.50%		1014.62%	496.37%		325.30%		143.80%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(3)	Total Return would have been 1.22% if the reimbursement of trade errors had not been made by the Advisor.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Less than $0.01 per share.

(8)	The amount of net realized and unrealized gain (loss) on investment per share does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(9)	Net Investment Income, net realized and unrealized gain(loss) and ratio of net investment income to average net assets were restated. The Fund elected to change its accounting method for prepayments on interest only securities resulting in adjustments between income and realized gain (loss).

See accompanying notes to financial statements.

Leader Short Term High Yield Bond Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Institutional Class
	Year Ended May 31,
	2021	2020	2019		2018		2017
Net asset value, beginning of year	$7.74	$9.02	$8.98		$9.05		$9.12

From investment operations:
Net investment income (1)	0.21	0.36	0.27		0.28	(8)	0.24
Net realized and unrealized gain (loss) on investments	1.41	(1.34)	0.01	(7)	(0.05	) (8)	(0.08)
Total from investment operations	1.62	(0.98)	0.28		0.23		0.16

Less distributions from:
Net investment income	(0.17)	(0.30)	(0.24)		(0.30)		(0.21)
Return of capital	—	—	—		—		(0.02)
Total distributions	(0.17)	(0.30)	(0.24)		(0.30)		(0.23)

Net asset value, end of year	$9.19	$7.74	$9.02		$8.98		$9.05

Total return (2)	21.27%	(11.14)%	3.11	% (6)	2.54	% (6)	1.79	% (3)

Net assets, end of year (000s)	$12,980	$15,182	$45,994		$59,181		$106,392

Ratio of gross expenses to average net assets including dividend and interest expense, excluding waiver (4)	1.95%	1.56%	1.30%		1.15%		1.04%
Ratio of net expenses to average net assets including dividend and interest expense (4)	1.95%	1.56%	1.29%		1.12%		1.04%
Ratio of net expenses to average net assets: excluding dividends and interest expense (4)	1.95%	1.56%	1.16%		1.04%		0.99%
Ratio of net investment income to average net assets (4,5)	2.49%	4.18%	3.04%		3.16	% (8)	2.65%
Portfolio Turnover Rate	1030.50%	1014.62%	496.37%		325.30%		143.80%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year, if any.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(3)	Total Return would have been 1.66% if the reimbursement of trade errors had not been made by the Advisor.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	The amount of net realized and unrealized gain (loss) on investment per share does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(8)	Net Investment Income, net realized and unrealized gain(loss) and ratio of net investment income to average net assets were restated. The Fund elected to change its accounting method for prepayments on interest only securities resulting in adjustments between income and realized gain (loss).

See accompanying notes to financial statements.

Leader Short Term High Yield Bond Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Class A
	Year Ended May 31,
	2021	2020	2019		2018		2017
Net asset value, beginning of year	$7.66	$8.92	$8.90		$8.96		$9.04

From investment operations:
Net investment income (1)	0.16	0.30	0.22		0. 24	(9)	0.20
Net realized and unrealized gain (loss) on investments	1.39	(1.30)	0.00	(7,8)	(0.05	) (9)	(0.09)
Total from investment operations	1.55	(1.00)	0.22		0.19		0.11

Less distributions from:
Net investment income	(0.14)	(0.26)	(0.20)		(0.25)		(0.17)
Return of capital	—	—	—		—		(0.02)
Total distributions	(0.14)	(0.26)	(0.20)		(0.25)		(0.19)

Net asset value, end of year	$9.07	$7.66	$8.92		$8.90		$8.96

Total return (2)	20.52%	(11.49)%	2.46	% (6)	2.11	% (6)	1.21	% (3)

Net assets, end of year (000s)	$6,074	$5,479	$6,843		$6,776		$10,026

Ratio of gross expenses to average net assets including dividend and interest expense, excluding waiver (4)	2.45%	2.06%	1.81%		1.64%		1.54%
Ratio of net expenses to average net assets including dividend and interest expense (4)	2.45%	2.06%	1.80%		1.61%		1.54%
Ratio of net expenses to average net assets excluding dividends and interest expense (4)	2.45%	2.06%	1.66%		1.55%		1.48%
Ratio of net investment income to average net assets (4,5)	1.91%	3.63%	2.52%		2.66	% (9)	2.16%
Portfolio Turnover Rate	1030.50%	1014.62%	496.37%		325.30%		143.80%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year, if any.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any. Class A total return does not reflect the applicable sales load.

(3)	Total Return would have been 1.04% if the reimbursement of trade errors had not been made by the Advisor.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Less than $0.01 per share.

(8)	The amount of net realized and unrealized gain (loss) on investment per share does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(9)	Net Investment Income, net realized and unrealized gain(loss) and ratio of net investment income to average net assets were restated. The Fund elected to change its accounting method for prepayments on interest only securities resulting in adjustments between income and realized gain (loss).

See accompanying notes to financial statements.

Leader Short Term High Yield Bond Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Class C
	Year Ended May 31,
	2021	2020	2019		2018		2017
Net asset value, beginning of year	$7.67	$8.93	$8.92		$8.99		$9.07

From investment operations:
Net investment income (1)	0.13	0.26	0.18		0.19	(7)	0.15
Net realized and unrealized gain (loss) on investments	1.38	(1.30)	(0.01)		(0.05	) (7)	(0.07)
Total from investment operations	1.51	(1.04)	0.17		0.14		0.08

Less distributions from:
Net investment income	(0.11)	(0.22)	(0.16)		(0.21)		(0.15)
Return of capital	—	—	—		—		(0.01)
Total distributions	(0.11)	(0.22)	(0.16)		(0.21)		(0.16)

Net asset value, end of year	$9.07	$7.67	$8.93		$8.92		$8.99

Total return (2)	19.94%	(11.93)%	1.93	% (6)	1.56	% (6)	0.84	% (3)

Net assets, end of year (000s)	$1,229	$2,160	$3,362		$3,915		$5,934

Ratio of gross expenses to average net assets including dividend and interest expense, excluding waiver (4)	2.95%	2.56%	2.31%		2.15%		2.04%
Ratio of net expenses to average net assets including dividend and interest expense (4)	2.95%	2.56%	2.29%		2.11%		2.04%
Ratio of net expenses to average net assets excluding dividends and interest expense (4)	2.95%	2.56%	2.16%		2.05%		1.98%
Ratio of net investment income to average net assets (4,5)	1.58%	3.13%	2.04%		2.11	% (7)	1.66%
Portfolio Turnover Rate	1030.50%	1014.62%	496.37%		325.30%		143.80%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year, if any.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions.

(3)	Total Return would have been 0.71% if the reimbursement of trade errors had not been made by the Advisor.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Net Investment Income, net realized and unrealized gain(loss) and ratio of net investment income to average net assets were restated. The Fund elected to change its accounting method for prepayments on interest only securities resulting in adjustments between income and realized gain (loss).

See accompanying notes to financial statements.

Leader Total Return Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Investor Class
	Year Ended May 31,
	2021	2020	2019		2018		2017
Net asset value, beginning of year	$9.21	$10.07	$9.71		$9.60		$9.35

From investment operations:
Net investment income (1)	0.10	0.30	0.23		0.28	(7)	0.27
Net realized and unrealized gain (loss) on investments	1.32	(0.88)	0.37		0.11	(2,7)	0.24
Total from investment operations	1.42	(0.58)	0.60		0.39		0.51

Less distributions from:
Net investment income	(0.06)	(0.25)	(0.24)		(0.28)		(0.22)
Return of capital	—	(0.03)	—		—		(0.04)
Total distributions	(0.06)	(0.28)	(0.24)		(0.28)		(0.26)

Net asset value, end of year	$10.57	$9.21	$10.07		$9.71		$9.60

Total return (3)	15.53%	(5.85)%	6.33	% (6)	4.08	% (6)	5.57%

Net assets, end of year (000s)	$15,068	$4,527	$10,955		$8,091		$14,209

Ratio of net expenses to average net assets including dividend and interest expense (4)	3.13%	2.82%	2.42%		2.28%		1.81%
Ratio of net expenses to average net assets excluding dividends and interest expense (4)	3.13%	2.82%	2.42%		2.20%		1.77%
Ratio of net investment income to average net assets (4,5)	1.16%	3.04%	2.28%		2.93	% (7)	2.88%
Portfolio Turnover Rate	1198.55%	612.23%	397.79%		535.81%		175.53%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Realized and unrealized gain/loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and does not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the year.

(3)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Net Investment Income, net realized and unrealized gain(loss) and ratio of net investment income to average net assets were restated. The Fund elected to change its accounting method for prepayments on interest only securities resulting in adjustments between income and realized gain (loss).

See accompanying notes to financial statements.

Leader Total Return Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Institutional Class
	Year Ended May 31,
	2021		2020	2019		2018		2017
Net asset value, beginning of year	$9.17		$10.04	$9.67		$9.56		$9.30

From investment operations:
Net investment income (1)	0.13		0.35	0.26		0. 31	(7)	0.33
Net realized and unrealized gain (loss) on investments	1.35		(0.89)	0.39		0.12	(2,7)	0.24
Total from investment operations	1.48		(0.54)	0.65		0.43		0.57

Less distributions from:
Net investment income	(0.09)		(0.30)	(0.28)		(0.32)		(0.26)
Return of capital	—		(0.03)	—		—		(0.05)
Total distributions	(0.09)		(0.33)	(0.28)		(0.32)		(0.31)

Net asset value, end of year	$10.56		$9.17	$10.04		$9.67		$9.56

Total return (3)	16.22	% (6)	(5.48)%	6.84	% (6)	4.56	% (6)	6.22%

Net assets, end of year (000s)	$20,784		$7,170	$14,162		$8,831		$22,291

Ratio of net expenses to average net assets including dividend and interest expense (4)	2.72%		2.32%	1.88%		1.78%		1.31%
Ratio of net expenses to average net assets excluding dividends and interest expense (4)	2.72%		2.32%	1.88%		1.70%		1.27%
Ratio of net investment income to average net assets (4,5)	1.51%		3.57%	2.62%		3.22	% (7)	3.47%
Portfolio Turnover Rate	1198.55%		612.23%	397.79%		535.81%		175.53%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Realized and unrealized gain/loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and does not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the year.

(3)	Total return in the above table represents the rate that the investor would have earned or lost as an investment in the Fund, assuming reinvestment of dividends and distributions.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Net Investment Income, net realized and unrealized gain(loss) and ratio of net investment income to average net assets were restated. The Fund elected to change its accounting method for prepayments on interest only securities resulting in adjustments between income and realized gain (loss).

See accompanying notes to financial statements.

Leader Funds
NOTES TO FINANCIAL STATEMENTS
May 31, 2021

(1)	Organization

The Leader Capital family of mutual funds is comprised of the Leader Short Term High Yield Bond Fund, (“Short Term High Yield Bond”) and Leader Total Return Fund (“Total Return”) (each a “Fund” and collectively the “Funds”), each a series of shares of beneficial interest of Leader Funds Trust (the “Trust”), a Delaware statutory trust organized on March 1, 2019. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. Each Fund represents a distinct, diversified series with its own investment objective and policies within the Trust. The primary investment objective of Short Term High Yield Bond is to deliver a high level of current income, with a secondary objective of capital appreciation. The primary investment objective of Total Return is to seek income and capital appreciation to produce a high total return. Short Term High Yield Bond and Total Return commenced operations on July 14, 2005 and July 30, 2010, respectively.

Short Term High Yield Bond currently offers four classes of shares: Investor Class, Institutional Class, Class A and Class C shares. Short Term High Yield Bond Investor Class shares commenced operations on July 14, 2005, Class A shares commenced operations on March 21, 2012, Class C shares commenced operations on August 8, 2012 and Institutional Class shares commenced operations on October 31, 2008. Total Return currently offers two classes of shares, Investor Class and Institutional Class. Investor, Institutional and Class C shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 1.50%. Class C shares are subject to a maximum contingent deferred sales charge of 1.00% on shares redeemed within the first 12 months of purchase. Each class represents an interest in the ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

As of the close of business on April 9, 2021, the Leader High Quality Low Duration Bond Fund (“Acquired Fund”) became part of Total Return (“Acquiring Fund”) and acquired all the net assets and certain liabilities of High Quality pursuant to a plan or reorganization approved by the Board on March 23, 2021. The details of this re-organization are shown below:

At the Close of Business on April 9, 2021

			Total Return Investor Class Merged
	High Quality Investor Class	Total Return Investor Class	Assets
Net Assets	13,280,244	3,232,606	16,512,850
Unrealized Appreciation (Depreciation)	1,122,392	(379,169)	743,223
Shares Outstanding	1,438,922	304,718	1,556,567
Net Asset Value Per Share	9.23	10.61	10.61

			Total Return Institutional Class Merged
	High Quality Institutional Class	Total Return Institutional Class	Assets
Net Assets	20,350,123	7,762,521	28,112,644
Unrealized Appreciation (Depreciation)	(830,761)	338,048	(492,713)
Shares Outstanding	2,198,231	733,098	2,654,988
Net Asset Value Per Share	9.26	10.59	10.59

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2021

(a)	Security Valuation

Generally, securities are valued each day at the last quoted sales price on each security’s principal exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. If market quotations are not readily available, securities will be valued at their fair market value as determined using -the “fair value” procedures approved by the Board. The independent- pricing service does not distinguish between smaller sized bond positions known as “odd lots” and larger institutional sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. In these cases, each Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The team may also enlist third party consultants such as a pricing specialist or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Each Fund may invest in portfolios of open-end or closed -end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Valuation of MYDA Spac Select LP (“MYDA Spac”) – Short Term High Yield Bond invests a portion of its assets in the MYDA Spac. The MYDA Spac measures its investment assets at fair value and reports a net asset value (“NAV”) or pro rata interest in the partners’ capital as a practical expedient on a monthly basis. In accordance with ASC 820, Short Term High Yield has elected- to apply the practical expedient to value its investment in the MYDA Spac at the respective NAV each month. For non month ends, the Valuation Committee estimates the fair value of the MYDA Spac based on valuation estimates provided by the MYDA Spac’s that has transparency to all the holdings of the MYDA Spac. Withdrawal from the partnership will be permitted only on the last day of a quarter upon at least a 30 day written notice, unless after a partial withdrawal the aggregate net asset value of the remaining interests held is less than $50,000 or any incentive allocation due from the limited partner. The Partnership is organized for the purpose of investing in a diversified portfolio of securities and financial instruments, primarily focusing on special purpose acquisition companies (“SPACs”). The Short Term High Yield Bond Fund does not have any unfunded commitments to the MYDA Spac.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2021

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2021 for each Fund’s assets and liabilities measured at fair value:

Short Term High Yield Bond

Assets *	Level 1	Level 2	Level 3	Practical Expediant	Total
Investments:
Common Stock	$848,400	$—	$—	$—	$848,400
Preferred Stocks	4,793,305	—	1,035,000	—	5,828,305
Private Investment Fund (1)	—	—	—	1,207,835	1,207,835
Convertible Bonds	—	7,950,000	3,671,250	—	11,621,250
Corporate Bond	—	16,921,486	—	—	16,921,486
Non U.S. Government & Agencies	—	1,913,730	—	—	1,913,730
Term Loans	—	1,607,985	—	—	1,607,985
Short-Term Investment	147,442	—	—	—	147,442
Total Investments	$5,789,147	$28,393,201	$4,706,250	$1,207,835	$40,096,433

1)	Management has adopted ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or its Equivalent) — a consensus of the Emerging Issues Task Force, issued on May 1, 2015. In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been classified in the fair value hierarchy. The fair value amount presented in this table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the statements of assets and liabilities.

Total Return

Assets *	Level 1	Level 2	Level 3	Total
Investments:
Preferred Stocks	$1,528,590	$—	$—	$1,528,590
Convertible Bonds	—	9,316,250	5,073,750	14,390,000
Corporate Bonds	—	15,029,777	—	15,029,777
Non U.S. Government & Agencies	—	1,435,298	—	1,435,298
Short - Term Investments	1,768,765	—	—	1,768,765
Total Investments	$3,297,355	$25,781,325	$5,073,750	$34,152,430

*	Refer to the Schedules of Investments for industry classification.

The following table is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Short Term High Yield			Total Return
		GEO Corrections	Aurora Cannabis,	GEO Corrections	Aurora Cannabis,
	Eaton Vance	Holdings, Inc.	Inc.	Holdings, Inc.	Inc.
Beginning Balance	$1,035,000	$—	$—	$—	$—
Total realized gain/(loss)	—	—	—	—	—
Unrealized Appreciation/(Depreciation)	—	(344,250.00)	307,000.00	(420,750.00)	318,000.00
Cost of Purchases	—	1,903,500.00	1,805,000.00	2,326,500.00	2,850,000.00
Proceeds from Sales	—	—	—	—	—
Proceeds from Principal	—	—	—	—	—
Accrued Interest	—	—	—	—	—
Net transfers in/out of level 3	—	—	—	—	—
Ending Balance	$1,035,000	$1,559,250	$2,112,000	$1,905,750	$3,168,000

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2021

				Unobservable Input
Fund	Investment Type	Fair Value	Valuation Methodology	Type
Short Term High Yield	Auction Rate Preferred	$1,035,000	Discount of last Trade	Potential Future Cash Payment
Short Term High Yield	Convertible Bond	1,559,250	Non executable Broker quote	N/A
Short Term High Yield	Convertible Bond	2,112,000	Non executable Broker quote	N/A
Total Return	Convertible Bond	1,905,750	Non executable Broker quote	N/A
Total Return	Convertible Bond	3,168,000	Non executable Broker quote	N/A

(b)	Security Transactions and Related Income

Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex -dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. dollars.

(c)	Exchange Traded Funds

The Funds may invest in ETFs as part of their principal investment strategies. ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Funds. As a result, your cost of investing in a Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Because the value of ETF shares depends on the demand in the market, the Advisor or Sub -Advisor may not be able to liquidate a Fund’s holdings at the most optimal time, adversely affecting performance. An ETF is subject to specific risks, depending on the nature of its investment strategy, which could include liquidity risk, sector risk and emerging market risk. In addition, ETFs that use derivatives may be subject to counterparty risk, liquidity risk, and other risks commonly associated with investments in derivatives. An ETF may not be able to replicate exactly the performance of the indices it tracks, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, an ETF will incur expenses not incurred by its underlying index. Certain securities comprising the index tracked by an ETF may, from time to time, temporarily be unavailable, which may further impede the ETF’s ability to track its underlying index.

(d)	LIBOR Risk

The Funds Investment, payment obligations and financing terms may be based on floating rates such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Funds transactions and the financial markets generally. As such, the potential effect of the transition away from the LIBOR on the Funds’ investments cannot yet be determined.

(e)	Distributions to Shareholders

Dividends from net investment income are paid monthly for Short Term High Yield Bond and Total Return. Distributable net realized capital gains are declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Funds.

(f)	Federal Income Taxes

It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions, and has concluded

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2021

that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years May 31, 2018- May 31, 2020, or expected to be taken in each Fund’s May 31, 2021 tax return. Each Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where each Fund makes significant investments. Each Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(g)	Expenses

Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

(h)	Indemnification

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

(3)	Investment Transactions

For the year ended May 31, 2021, cost of purchases and proceeds from sales of portfolio securities and U.S. Government securities, other than short-term investments, amounted to the following:

			U.S. Government Securities
Fund	Purchase	Sales	Purchase	Sales
Short Term High Yield Bond	$258,072,304	$263,111,597	$82,511,582	$82,539,610
Total Return	81,641,523	71,927,174	46,131,203	45,606,909

(4)	Aggregate Unrealized Appreciation and Depreciation – Tax Basis

The identified cost of investments in securities owned by each Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at May 31, 2021 were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Short Term High Yield Bond	$39,055,423	$1,766,935	$(725,925)	$1,041,010
Total Return	33,790,723	930,036	(568,329)	361,707

(5)	Investment Advisory Agreement and Transactions with Related Parties

Leader Capital Corp. serves as the Funds’ Investment Advisor (the “Advisor”). Pursuant to an investment advisory agreement between the Advisor and the Trust, on behalf of each Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, each Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of (i) 0.75% of Short Term High Yield Bond’s average daily net assets up to and including $1.25 billion; or (ii) 0.70% of Short Term High Yield Bond’s average daily net assets over $1.25 billion; (iii) 0.65% of Total Return’s average daily net assets; prior to April 10, 2021 the annual rate was 0.75%. For the year ended May 31, 2021, Short Term High Yield Bond and Total Return accrued $339,192 and $103,974 in advisory fees, respectively.

Ceros Financial Services, Inc. (the “Distributor”), acts as each Fund’s principal underwriter in a continuous public offering of each Fund’s Investor Class, Institutional Class, Class A and Class C shares. For the year ended May 31, 2021 the Distributor received $ 0 and $375 in underwriting commissions for sales of Class A and Class C shares of Short Term High Yield Bond of which $20 was retained by the principal underwriter.

Gemini Fund Services, LLC (“GFS”), provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS and are not paid any fees directly by the Funds for serving in such capacities.

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2021

In addition, certain affiliates of GFS provide services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”), NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

(6)	Distribution Plan

The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for Class A, Class C and Investor Class shares (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and distribution fee is calculated by Short Term High Yield Bond at an annual rate of 0.50% of its average daily net assets for Investor Class and Class A shares and 1.00% for Class C shares and is paid to the Distributor to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of each Fund’s shareholder accounts not otherwise required to be provided by the Advisor. The Plans provide that a monthly service and distribution fee is calculated by Total Return at an annual rate of 0.38%, prior to April 10, 2021 the rate was 0.50% of its average daily net assets for Investor Class. The Institutional Shares do not participate in a Plan. For the year ended May 31, 2021 Short Term High Yield Bond and Total Return incurred $164,581 and $26,563, respectively in fees, pursuant to the Plans.

(7)	Distributions to Shareholders and Tax Components of Capital

The tax character of distributions paid during the fiscal year ended May 31, 2021 and the fiscal year ended May 31, 2020 were as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
5/31/2021	Income	Capital Gains	Capital	Total
Short Term High Yield Bond	$849,029	$—	$—	$849,029
Total Return	88,139	—	—	88,139

For fiscal year ended	Ordinary	Long-Term	Return of
5/31/2020	Income	Capital Gains	Capital	Total
Short Term High Yield Bond	$2,611,091	$—	$—	$2,611,091
Total Return	905,696	—	65,921	971,617

As of May 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Short Term High Yield Bond	$32,669	$—	$(82,245,778)	$—	$—	$1,041,010	$(81,172,099)
Total Return	35,971	—	(50,807,758)	—	—	361,707	(50,410,080)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, and tax adjustments for partnerships and perpetual bonds.

At May 31, 2021, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

			Capital Loss
			Carryforward
Fund	Short-Term	Long-Term	Limitation	Total
Leader Short Term High Yield Bond	$30,321,050	$51,924,728	$—	$82,245,778
Leader Total Return Fund	$15,869,930	$1,547,411	$33,390,417	$50,807,758

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2021

As a result of the acquisition of another Fund, the Total Return Fund acquired $15,574,823 and $1,535,671 of short-term and long-term capital loss carryover, respectively, which is available to offset future capital gains. In addition, as a result of a change in control due to the merger, the Fund is subject to an annual limitation of $165,586 (prorated in the initial year) under tax rules.

Permanent book and tax differences, primarily attributable to the tax treatment of a target fund’s capital loss carryforward acquired as a result of a merger, and the reclassification of Fund distributions, resulted in reclassifications for the Funds for the fiscal year ended May 31, 2021 as follows:

	Paid In	Accumulated
Portfolio	Capital	Earnings (Losses)
Short Term High Yield Bond	$—	$—
Total Return	16,818,863	(16,818,863)

(8)	Auction Rate Preferred Securities

Auction rate preferred securities (“ARPS”) are corporate preferred stocks with dividend rates designed to reset periodically - typically every 7, 14, 28, or 35 days. These ARPS do not trade on a public stock exchange similar to common stocks, but rather through a Dutch auction process, occurring at the intervals described above. Since February 18, 2008 the Dutch auction process has mostly failed. When an auction fails, the dividend rate applicable to each series is set at a “default rate”, as defined in each security’s prospectus, and varies with a specified short-term interest rate (typically as a percentage of or a spread in addition to the specified base rate).

The Advisor believes 92% of par value accurately reflects the market value of the ARPS held by the Short Term High Yield Bond as of May 31, 2021, and because of the failed Dutch auction process, believes they are presently illiquid. As of May 31, 2021, the ARPS are fair valued based on the Trust’s Procedures as stated in Note 2. Although the Advisor believes that 92% of par value accurately reflects market value, there is no guarantee that in a forced liquidation the Fund would receive the market value currently ascribed to these securities. As of May 31, 2021, the Short Term High Yield Bond held $1,035,000 or 2.5% of its net assets in ARPS.

(9)	Litigation

The Trust, on behalf of Short Term High Yield and Total Return (collectively with the Trust, the “Funds”), filed a FINRA arbitration complaint on May 4, 2020, against Oppenheimer & Co. and two of its principals (collectively, “OPCO”). The complaint requests that the arbitration take place in Portland, Oregon. The claims arise from OPCO’s failure to execute a significant trade and competently process an order placed by the Funds. The Funds assert that OPCO’s failures resulted in losses of about $1.5 million. On July 9, 2020, OPCO answered the arbitration complaint and denied liability. FINRA appointed an arbitration panel on July 31, 2020, and an initial prehearing conference was held on August 27, 2020. An in-person hearing was set for April 20 -23, 2021, but due to COVID-19, the arbitration panel moved the date to June 21-25, 2021, and then October 4-8 and 11, 2021. Discovery is nearly complete.

Litigation counsel to the Funds does not believe that it is possible, at this stage in the proceedings, to predict with any reasonable certainty the probable outcome of the arbitration claim or quantify the amount that the Funds may recover. Until the Funds can do so, the Funds will not adjust their respective net asset value. If the Funds recovered the full amount they seek, the amount would have a material impact on their net asset value.

The lawyers’ fees and costs relating to the arbitration are expenses of the Funds and are incurred like other expenses. Currently, the Funds cannot predict the costs associated with the arbitration claim, which would be deducted from their net asset value. Therefore, at this time, those purchasing or redeeming shares of the Funds will pay or receive, as applicable, a price based on the net asset value of the respective Fund with no adjustments relating to the arbitration.

(10)	Subsequent Events

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Leader Funds Trust

and the Shareholders of Leader Short Term High Yield Bond Fund and Leader Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Leader Short Term High Yield Bond Fund and Leader Total Return Fund, each a series of shares of beneficial interest in Leader Funds Trust (the “Funds”), including the schedules of investments, as of May 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of May 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian, counterparties or through other appropriate auditing procedures where replies from the counterparty were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Leader Funds Trust and the former Trust since 2012.

Philadelphia, Pennsylvania

July 30, 2021

Leader Funds
SUPPLEMENTAL INFORMATION (Unaudited)
MAY 31, 2021

FACTORS CONSIDERED BY THE TRUSTEES IN THE APPROVAL OF THE RENEWAL OF AN INVESTMENT ADVISORY AGREEMENT

At a meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Leader Funds Trust (the “Trust”) held on April 29, 2021, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of the renewal of the advisory agreement between Leader Capital Corp. (“Leader”) and the Trust on behalf of the Leader Total Return Fund (“Total Return Fund”) and the Leader Short Term High Yield Bond Fund (“Short Term Fund”) (each a “Fund” and collectively the “Funds”) (the “Advisory Agreement”).

Based on their evaluation of the information provided by Leader, in conjunction with the Funds’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Advisory Agreement with respect to the Funds.

In advance of the Meeting, the Board requested and received materials to assist them in considering the Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the Advisory Agreement and comparative information relating to the advisory fee and other expenses of each Fund. The materials also included due diligence materials relating to Leader (including due diligence questionnaires completed by Leader, select financial information of Leader, bibliographic information regarding Leader’s key management and investment advisory personnel, and comparative fee information relating to the Funds) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the approval of the renewal of the Advisory Agreement with respect to the Funds. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement. In considering the renewal of the Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by Leader related to the proposed renewal of the Advisory Agreement, including its Form ADV and related schedules; a description of the manner in which investment decisions were made and executed; and a review of the personnel performing services for each of the Funds, including the individuals that primarily monitor and execute the investment process. The Board discussed the extent of the research capabilities, the quality of Leader’s compliance infrastructure, and the experience of its investment advisory personnel. The Board noted that Leader was an experienced investment adviser with seasoned senior management and that the performance of the Funds supported the quality and experience of the staff. Additionally, the Board received satisfactory responses from the representative of Leader with respect to a series of important questions, including: whether Leader was involved in any lawsuits or pending regulatory actions; whether the advisory services provided to its other accounts would conflict with the advisory services provided to each of the Funds; whether there were procedures in place to adequately allocate trades among its respective clients; and whether Leader’s CCO had processes in place to review the portfolio managers’ performance of their duties to ensure compliance under Leader’s compliance program.

The Board reviewed the information provided on the practices for monitoring compliance with each of the Funds’ investment limitations and discussed Leader’s compliance program with the CCO of the Trust. The Board noted that the CCO of the Trust continued to represent that Leader’s policies and procedures were reasonably designed to prevent violations of applicable Federal Securities Laws, as defined under Rule 38a-1. The Board also noted Leader’s representation that the prospectus and statement of additional information for the Funds accurately describe the investment strategies of each Fund. The Board noted that the Funds are the only accounts managed by Leader, and that it focuses all its operations on the Funds. The Board then reviewed the capitalization of Leader based on financial information provided by and representations made by Leader and its representatives and concluded that Leader was sufficiently well-capitalized, or its principals have the ability to make additional contributions in order to meet its obligations to each of the Funds. The Board concluded that Leader had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the

Leader Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
MAY 31, 2021

Advisory Agreement and that the nature, overall quality and extent of the advisory services to be provided by Leader to each of the Funds were satisfactory.

Performance. The Board discussed the performance report prepared by Leader and reviewed the performance of each Fund as compared to its peer group, Morningstar category, and benchmark for the one, three, and five-year periods ended March 31, 2021. With respect to the Short Term Fund, the Board noted that the Fund was ranked in the top 1, 15, and 15 percentiles when compared to the peer group, which included funds with substantially similar investment objectives, strategies, and size, and outperformed its benchmarks for each period. The Board further noted that the Short Term Fund ranked in the top 1, 13, and 15 percentiles when compared to the Morningstar category (US OE Short-Term Bond) for each period ended March 31, 2021. With respect to the Total Return Fund, the Board noted that the Fund was ranked in the top 1 percentile when compared to the peer group, which included funds with substantially similar investment objectives, strategies, and size, and outperformed its benchmarks for each period. The Board further noted that the Total Return Fund outperformed the Morningstar category and ended in the top 1, 6, and 1 percentiles when compared to the Morningstar category (US OE Intermediate-Term Bond) for the periods ended March 31, 2021. After further discussion, the Board concluded that the performance of each Leader Fund was acceptable.

Fees and Expenses . As to the costs of the services provided by Leader, the Board reviewed and discussed each of the Funds’ advisory fee and total operating expenses as compared to its peer group and its Morningstar category as presented in the Meeting materials. The Board noted that:

●	the advisory fee for each Fund was near or at the top of its respective peer group and Morningstar category ranges;

●	each Fund invests more in research and provides accessibility to the portfolio management team daily, which differentiates it from many of its peers;

●	There is no expense limitation agreement in place with Leader; and

●	The Funds’ asset levels are low relative to their peers and categories, and therefore the funds do not benefit from any economies of scale.

The Board further noted that the Leader High Quality Low Duration Bond Fund merged into the Total Return Fund on April 9, 2021 and that Leader voluntarily reduced its management fee from 0.75% to 0.65%. The Board also noted that management and Leader have obtained fee concessions from various service providers over the past year. The Board concluded that based on Leader’s experience, expertise and services provided to the Funds, the advisory fee charged by Leader for each Fund, although at or near the high end of each Fund’s peer group, was not unreasonable given the size and structure of the Funds.

Profitability. The Board also considered Leader’s profitability from managing each Fund based on profitability reports and analyses provided by Leader to the Board. Leader also provided, and the Board reviewed, financial information of Leader. The Board noted that the Funds are the only accounts managed by Leader, and that all its resources are applied to managing the Funds and their portfolios. After review and discussion, the Board concluded that the anticipated profit from Leader’s relationship with each of the Leader Funds was not excessive.

Economies of Scale. As to the extent to which each of the Funds would realize economies of scale as it grew, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of each of the Funds, Leader’s expectations for growth of each Fund, and concluded that any material economies of scale would not be achieved in the near term. After further discussion, the Board noted that Leader would revisit the possibility of adding break points with respect to a r Fund once a Fund approaches $1.25 billion in assets.

Conclusion. Accordingly, having requested and received such information from Leader as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, the Board, including a majority of the Independent Trustees, determined that, with respect to each of the Short Term Fund and the Total Return Fund separately:

(a) the terms of Advisory Agreement were reasonable given the nature, extent and quality of Leader’s services and its performance during the evaluated periods;

(b) the advisory fee and expected profitability are reasonable; and

(c) each respective Advisory Agreement was in the best interests of the applicable Fund and its shareholders. In considering the renewal of the Investment Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal

Leader Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
MAY 31, 2021

of the Advisory Agreement was in the best interests of the Short Term Fund and the Total Return Fund and their respective shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Leader Funds
EXPENSE EXAMPLES (Unaudited)
May 31, 2021

As a shareholder you incur two types of costs: (1) transaction costs, including sales loads; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Short Term High Yield Bond, Total Return and High Quality Low Duration and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2020 through May 31, 2021.

Actual Expenses

The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales loads, or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical
	Fund’s	Beginning	Ending		Ending
	Annualized	Account	Account	Expenses	Account	Expenses
	Expense	Value	Value	Paid During	Value	Paid During
	Ratio	12/1/20	5/31/21	Period*	5/31/21	Period*
Investor Class:
Leader Short Term High Yield Bond Fund	2.66%	$1,000.00	$1,011.67	$13.34	$1,050.70	$13.60
Leader Total Return Fund	2.83%	$1,000.00	$1,010.82	$14.19	$1,017.50	$14.23
Institutional Class:
Leader Short Term High Yield Bond Fund	2.16%	$1,000.00	$1,014.16	$10.85	$1,053.80	$11.06
Leader Total Return Fund	2.33%	$1,000.00	$1,013.31	$11.70	$1,019.80	$11.73
Class A:
Leader Short Term High Yield Bond Fund	2.66%	$1,000.00	$1,011.67	$13.34	$1,050.80	$13.60
Class C:
Leader Short Term High Yield Bond Fund	3.16%	$1,000.00	$1,009.17	$15.83	$1,047.30	$16.13

* Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days and divided by 365 (to reflect the number of days in the six month period ending May 31, 2021).

LEADER FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2021

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers Born in 1969	Trustee Since 2019; Chairman of the Board Since 2019	Chief Executive Officer of FusionIQ (a technology company serving the financial services industry) from December 2017 to December 2019; Chief Executive Officer of Gemini Fund Services, LLC (a fund administrator, fund accountant and transfer agent) from 2012 to 2017.	2	Northern Lights Fund Trust from 2013 to 2018.
Martin Kehoe Born in 1961	Trustee Since 2019	Owner of Kehoe Northwest Properties, a real estate development company, from 2001 – present.	2	None
Raymond A. Davis Born in 1974	Trustee Since 2019	Author and government contractor (security and intelligence related services)	2	None

Interested Trustees and Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
John E. Lekas Born in 1958	Trustee Since 2019; President and Treasurer of the Board Since 2019	President, Chief Executive Officer and Senior Portfolio Manager at the Advisor since 1997.	2	None
Emile R. Molineaux 1962	Compliance Officer and Anti Money Laundering Officer Since 2019	Senior Compliance Officer and CCO of Various clients of Northern Lights Compliance Services, LLC, (since 2011).	N/A	None

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

PRIVACY NOTICE

LEADER FUNDS TRUST

March 2019

FACTS	WHAT DOES LEADER FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Leader Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Leader Funds Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-(800) 711-9164

What we do:
How does Leader Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Leader Funds Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Leader Funds Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Leader Funds Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Leader Funds Trust doesn’t jointly market.

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PROXY VOTING POLICY

Information regarding how each Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-711-9164 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR
Leader Capital Corp.
315 W. Mill Plain Blvd., Suite 204
Vancouver, WA 98660

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Distributor
Ceros Financial Services, Inc.
1445 Research Blvd., Suite 530
Rockville, MD 20850

Leader-A21

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Andrew Rogers is audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Rogers is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2021- $22,000

2020- $49,000

2019- $49,000

(b)	Audit-Related Fees

2021 - None

2020 - None

2019 - None

(c)	Tax Fees

2021 - $4,000

2020 - $6,750

2019 - $6,750

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2021 - None

2020 - None

2019 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2021

Audit-Related Fees:            0.00%

Tax Fees:                               0.00%

All Other Fees:                     0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2021 - $4,000

2020 - $6,750

2019 - $6,750

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-Ended Management Investment Companies.

Not applicable

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Leader Funds Trust

By (Signature and Title)

/s/ John Lekas

John Lekas, President/Principal Executive Officer

Date 8/6/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ John Lekas

John Lekas, President/Principal Executive Officer

Date 8/6/21

By (Signature and Title)

/s/ John Lekas

John Lekas, Treasurer/Principal Financial Officer

Date 8/6/21